Exhibit 99.1

FOR THE PERIOD BEGINNING 4/1/2008 AND ENDING 4/30/2008


Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                           CONSOLIDATED BALANCE SHEETS
                              AS OF APRIL 27, 2008
                                   (UNAUDITED)

                                     ASSETS
                                                        April 27, 2008
                                                        --------------
 CURRENT ASSETS:
      Cash and Cash Equivalents                       $      1,732,043
      Restricted Cash                                           76,922
      Accounts Receivable                                      157,204
      Prepaid Expenses                                         844,786
      Other Current Assets                                     245,287
      Assets of Discontinued Operations                            435
                                                        ---------------
           TOTAL CURRENT ASSETS                              3,056,677
                                                        ---------------


 VESSELS & EQUIPMENT
      Vessel - Palm Beach Princess -
       under Capital Lease                                  15,000,000
      Vessel - Big Easy - under Capital Lease -
       Not in Service                                        8,712,858
      Other Fixed Assets                                     7,782,179
                                                        ---------------
                                                            31,495,037
      LESS: Accumulated Depreciation and
             Amortization                                    9,083,238
                                                        ---------------
           TOTAL VESSELS & EQUIPMENT - NET                  22,411,799
                                                        ---------------


 OTHER ASSETS:
      Notes Receivable                                       4,800,658
      Deposits and Other Assets - Non-Related Parties          121,071
      Spare Parts Inventory                                    485,926
                                                        ---------------
           TOTAL OTHER ASSETS                                5,407,655
                                                        ---------------


 TOTAL ASSETS                                         $     30,876,131
                                                        ===============

    Unaudited Internally Generated Report Subject To Amending Adjustments

    These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

    On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 4/1/2008 AND ENDING 4/30/2008


Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                           CONSOLIDATED BALANCE SHEETS
                              AS OF APRIL 27, 2008
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                       April 27, 2008
                                                       --------------
 CURRENT LIABILITIES:
      Accounts Payable                               $      1,948,388
      Accrued Expenses                                      3,415,421
      DIP Financing                                         2,905,331
      Liabilities of Discontinued Operations                  420,200
                                                       ---------------
           TOTAL CURRENT LIABILITIES                        8,689,340
                                                       ---------------

 LIABILITIES SUBJECT TO COMPROMISE:                        55,566,976
                                                       ---------------

                                                       ---------------
           TOTAL LIABILITIES                               64,256,316
                                                       ---------------

 DEFERRED INCOME                                            1,439,951

 COMMITMENTS AND CONTINGENCIES                                -

 STOCKHOLDERS' EQUITY:
      Series A Preferred Stock $100.00 Par Value           36,284,375
      Series B Preferred Stock $10.00 Par Value             5,000,000
      Common Stock $2.00 Par Value                         24,565,125
      Capital in Excess of Par                             24,232,083
      Retained Earnings (Deficit)                        (124,444,181)
                                                       ---------------
                                                          (34,362,598)
      LESS:
         Treasury Stock, 915,077 Shares                       457,538

                                                       ---------------
           TOTAL STOCKHOLDERS' EQUITY                     (34,820,136)
                                                       ---------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $     30,876,131
                                                       ===============


     Unaudited Internally Generated Report Subject To Amending Adjustments

    These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

    On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 4/1/2008 AND ENDING 4/30/2008


Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE ONE MONTH ENDED APRIL 27, 2008
                                   (UNAUDITED)
                                                        One Month Ended
                                                        April 27, 2008
                                                        ---------------
 OPERATING REVENUES:
      Gaming                                          $      1,771,708
      Fare                                                      71,488
      On Board                                                 116,411
      Other                                                      1,610
                                                        ---------------
      NET OPERATING REVENUES                                 1,961,217
                                                        ---------------

 OPERATING COSTS AND EXPENSES:
      Gaming                                                   279,425
      Fare                                                     341,566
      On Board                                                 339,686
      Maritime & Legal Expenses                                704,475
      General & Administrative Expenses                        281,546
      Ship Carrying Costs - Big Easy                            43,903
      Depreciation & Amortization                               17,917
                                                        ---------------
      TOTAL OPERATING COSTS AND EXPENSES                     2,008,518
                                                        ---------------

 OPERATING INCOME (LOSS)                                       (47,301)

 OTHER INCOME (EXPENSE):
      Interest Income                                              667
      Bankruptcy Costs                                        (155,400)
      Elimination of Inter-Company Balances                       (163)
      Forgiveness of Debt                                        1,390
                                                        ---------------
      TOTAL OTHER INCOME (EXPENSE)                            (153,506)
                                                        ---------------

 (LOSS) BEFORE TAX PROVISION                                  (200,807)
 Income Tax Expense                                                  -
                                                        ---------------

 NET (LOSS)                                           $       (200,807)
                                                        ===============

 BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE:    $          (0.02)
                                                        ===============

 WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING - Basic and Diluted                  11,367,487
                                                        ===============

    Unaudited Internally Generated Report Subject To Amending Adjustments

    These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

    On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 4/1/2008 AND ENDING 4/30/2008


Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     FOR THE ONE MONTH ENDED APRIL 27, 2008
                                   (UNAUDITED)

                                                       One Month Ended
                                                       April 27, 2008
                                                       ---------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
      (LOSS) BEFORE DISCONTINUED OPERATIONS          $       (200,807)
      Adjustments to reconcile income (loss) to net
          cash (used in) provided by operating
          activities:
      Depreciation and Amortization                           149,311
      Changes in Operating Assets and Liabilities -
         (Increase) in Restricted Cash & Investments
         (Increase) Decrease in Accounts Receivable            47,762
         (Increase) Decrease in Other Assets                 (103,517)
         (Increase) Decrease in Prepaid Expenses              102,268
         Increase (Decrease) in Accounts Payable and
          Accrued Expenses                                    (76,073)
                                                       ---------------
      NET CASH PROVIDED BY (USED IN) OPERATING                (81,056)
                                                       ---------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
          Capital Expenditures                                      -
          (Increase) Decrease in Other
            Investment Activity                                  (515)
                                                       ---------------
      NET CASH (USED IN) INVESTING ACTIVITIES                    (515)
                                                       ---------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
          DIP Financing Funds Received                              -
          Principal Payments on Short Term Notes                    -
                                                       ---------------
      NET CASH (USED IN) FINANCING ACTIVITIES                       -
                                                       ---------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS         (81,571)
      CASH AND CASH EQUIVALENTS AT
      BEGINNING OF THE PERIOD                                1,890,536
                                                       ---------------

      CASH AND CASH EQUIVALENTS AT END OF THE PERIOD $      1,808,965
                                                       ===============


    Unaudited Internally Generated Report Subject To Amending Adjustments

    These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

    On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 4/1/2008 AND ENDING 4/30/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                              AS OF APRIL 27, 2008
                                   (Unaudited)
                                     ASSETS

    Bankruptcy Court Case No.           06-16441-BKC-PGH        06-16354-BKC-PGH        06-16351-BKC-PGH        06-16350-BKC-PGH
                                                                Royal Star              ITG Palm
                                        ITB, Inc.               Entertainment, LLC      Beach, LLC              ITGV, Inc.
                                        ---------------------   -------------------     --------------------   ---------------------
 CURRENT ASSETS:
    Cash and Cash Equivalents         $                    -  $                       $              20,942  $            1,683,145
    Restricted Cash                                                                                                          76,922
    Accounts Receivable                                                                              48,043                 155,442
    Prepaid Expenses                                  11,055                  94,824                 47,961                 690,946
    Other Current Assets                                                                              8,740                 236,547
    Net Assets of Discontinued
     Operations - Current
                                        ---------------------   ---------------------   --------------------   ---------------------
         TOTAL CURRENT ASSETS                         11,055                  94,824                125,686               2,843,002
                                        ---------------------   ---------------------   --------------------   ---------------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - Palm Beach Princess                                                                                        15,000,000
    Leasehold Improvements -
     Port of Palm Beach                                                                                                     921,899
    Ship Not Placed in Service -
     Big Easy                                                                                    8,712,858
    Equipment                                         67,066                                                              6,793,214
                                        ---------------------   ---------------------   --------------------   ---------------------
                                                      67,066                       -              8,712,858              22,715,113
    LESS: Accumulated Depreciation and
           Amortization                                                                             721,597               8,361,641
                                        ---------------------   ---------------------   --------------------   ---------------------
         TOTAL PLANT & EQUIPMENT - NET                67,066                       -              7,991,261              14,353,472
                                        ---------------------   ---------------------   --------------------   ---------------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                       3,571                                        117,500
    Spare Parts Inventory                                                                                                   485,926
    Notes Receivable                               2,500,000
                                        ---------------------   ---------------------   --------------------   ---------------------
         TOTAL OTHER ASSETS                        2,503,571                       -                117,500                 485,926
                                        ---------------------   ---------------------   --------------------   ---------------------

 TOTAL ASSETS                         $            2,581,692  $               94,824  $           8,234,447  $           17,682,400
                                        =====================   =====================   ====================   =====================

    Bankruptcy Court Case No.             06-16357-BKC-PGH        06-16356-BKC-PGH
                                               ITGDC                   Orion
                                         ---------------------   -------------------
 CURRENT ASSETS:
    Cash and Cash Equivalents          $                       $
    Restricted Cash
    Accounts Receivable
    Prepaid Expenses
    Other Current Assets
    Net Assets of Discontinued
     Operations - Current
                                         ---------------------   -------------------
         TOTAL CURRENT ASSETS                               -                     -
                                         ---------------------   -------------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - Palm Beach Princess
    Leasehold Improvements -
     Port of Palm Beach
    Ship Not Placed in Service -
     Big Easy
    Equipment
                                         ---------------------   -------------------
                                                            -                     -
    LESS: Accumulated Depreciation and
           Amortization
                                         ---------------------   -------------------
         TOTAL PLANT & EQUIPMENT - NET                      -                     -
                                         ---------------------   -------------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related
    Spare Parts Inventory
    Notes Receivable                                                      2,300,658
                                         ---------------------   -------------------
         TOTAL OTHER ASSETS                                 -             2,300,658
                                         ---------------------   -------------------

 TOTAL ASSETS                          $                    -  $          2,300,658
                                         =====================   ===================

    Bankruptcy Court Case No.                                            Non-Bankrupt Companies
                                                                         ----------------------
                                                                                   GSRT        HOLDFREE
                                          GMO Travel   ITB Racing   ITB Mgmt    RACE TRACK    RACE TRACK    MGMT INC        TOTAL
                                        ------------  -----------   ---------  ------------   ------------  ---------  -------------
 CURRENT ASSETS:
    Cash and Cash Equivalents          $     25,685  $      (666) $    2,937  $             $              $          $   1,732,043
    Restricted Cash                                                                                                          76,922
    Accounts Receivable                     (46,281)                                                                        157,204
    Prepaid Expenses                                                                                                        844,786
    Other Current Assets                                                                                                    245,287
    Net Assets of Discontinued
     Operations - Current                                                              335            100                       435
                                        ------------  -----------   ---------  ------------   ------------  ---------  -------------
         TOTAL CURRENT ASSETS               (20,596)        (666)      2,937           335            100          -      3,056,677
                                        ------------  -----------   ---------  ------------   ------------  ---------  -------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - Palm Beach Princess                                                                                        15,000,000
    Leasehold Improvements -
     Port of Palm Beach                                                                                                     921,899
    Ship Not Placed in Service -
     Big Easy                                                                                                            8,712,858
    Equipment                                                                                                             6,860,280
                                        ------------  -----------   ---------  ------------   ------------  ---------  -------------
                                                  -            -           -             -              -          -     31,495,037
    LESS: Accumulated Depreciation and
           Amortization                                                                                                   9,083,238
                                        ------------  -----------   ---------  ------------   ------------  ---------  -------------
         TOTAL PLANT & EQUIPMENT - NET            -            -           -             -              -          -     22,411,799
                                        ------------  -----------   ---------  ------------   ------------  ---------  -------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                                                                                            121,071
    Spare Parts Inventory                                                                                                   485,926
    Notes Receivable                                                                                                      4,800,658
                                        ------------  -----------   ---------  ------------   ------------  ---------  -------------
         TOTAL OTHER ASSETS                       -            -           -             -              -          -      5,407,655
                                        ------------  -----------   ---------  ------------   ------------  ---------  -------------

 TOTAL ASSETS                          $    (20,596) $      (666) $    2,937  $        335  $         100  $       -  $  30,876,131
                                        ============  ===========   =========  ============   ============  =========  =============

    Unaudited Internally Generated Report Subject To Amending Adjustments

    These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

    On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 4/1/2008 AND ENDING 4/30/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                              AS OF APRIL 27, 2008
                                   (Unaudited)
                       LIBILITIES AND STOCKHOLDERS' EQUITY

    Bankruptcy Court Case No.           06-16441-BKC-PGH        06-16354-BKC-PGH        06-16351-BKC-PGH        06-16350-BKC-PGH
                                                                 Royal Star              ITG Palm
                                         ITB, Inc.               Entertainment, LLC      Beach, LLC              ITGV, Inc.
                                        -------------------   ---------------------   ---------------------   ---------------------
 CURRENT LIABILITIES:
    Accounts Payable                  $            885,126  $                4,924  $              129,273  $              908,725
    Accrued Expenses                               425,468                  69,149               1,048,386               1,752,158
    DIP Financing                                                                                                        2,905,331
    Net Liabilities of Discontinued
     Operations - Current
                                        -------------------   ---------------------   ---------------------   ---------------------
         TOTAL CURRENT LIABILITIES               1,310,594                  74,073               1,177,659               5,566,214
                                        -------------------   ---------------------   ---------------------   ---------------------


                                        -------------------   ---------------------   ---------------------   ---------------------
 LIABILITIES SUBJECT TO COMPRIMISE:              2,561,241               4,824,257              21,816,163              23,086,594
                                        -------------------   ---------------------   ---------------------   ---------------------

 DEFERRED INCOME                                         -                       -                       -                       -
                                        -------------------   ---------------------   ---------------------   ---------------------

 COMMITMENTS AND CONTINGENCIES                           -                       -                       -                       -
                                        -------------------   ---------------------   ---------------------   ---------------------

    Due To/(From) Affiliates                        90,110              (1,493,630)                240,350               1,262,243
                                        -------------------   ---------------------   ---------------------   ---------------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
      $100.00 Par Value                         36,284,375
    Series B Preferred Stock
      $10.00 Par Value                           5,000,000
    Common Stock $2.00 Par Value                24,526,024                                                                       1
    Capital in Excess of Par                   184,552,785
    Retained Earnings (Deficit)               (251,285,899)             (3,309,876)            (14,999,725)            (12,232,652)
                                        -------------------   ---------------------   ---------------------   ---------------------
         TOTAL                                    (922,715)             (3,309,876)            (14,999,725)            (12,232,651)
                                        -------------------   ---------------------   ---------------------   ---------------------

    LESS:
       Treasury Stock                              457,538                       -                       -                       -
                                        -------------------   ---------------------   ---------------------   ---------------------
         TOTAL STOCKHOLDERS' EQUITY             (1,380,253)             (3,309,876)            (14,999,725)            (12,232,651)
                                        -------------------   ---------------------   ---------------------   ---------------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY               $          2,581,692  $               94,824  $            8,234,447  $           17,682,400
                                        ===================   =====================   =====================   =====================

    Bankruptcy Court Case No.           06-16357-BKC-PGH        06-16356-BKC-PGH
                                             ITGDC                   Orion
                                        ---------------------   -------------------
 CURRENT LIABILITIES:

    Accounts Payable                  $                       $
    Accrued Expenses
    DIP Financing
    Net Liabilities of Discontinued
     Operations - Current
                                        ---------------------   -------------------
         TOTAL CURRENT LIABILITIES                         -                     -
                                        ---------------------   -------------------


                                        ---------------------   -------------------
 LIABILITIES SUBJECT TO COMPRIMISE:                1,238,440             1,250,658
                                        ---------------------   -------------------

 DEFERRED INCOME                                           -                     -
                                        ---------------------   -------------------

 COMMITMENTS AND CONTINGENCIES                             -                     -
                                        ---------------------   -------------------

    Due To/(From) Affiliates                         193,846
                                        ---------------------   -------------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
      $100.00 Par Value
    Series B Preferred Stock
      $10.00 Par Value
    Common Stock $2.00 Par Value
    Capital in Excess of Par
    Retained Earnings (Deficit)                   (1,432,286)            1,050,000
                                        ---------------------   -------------------
         TOTAL                                    (1,432,286)            1,050,000
                                        ---------------------   -------------------

    LESS:
       Treasury Stock                                      -                     -
                                        ---------------------   -------------------
         TOTAL STOCKHOLDERS' EQUITY               (1,432,286)            1,050,000
                                        ---------------------   -------------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY               $                    -  $          2,300,658
                                        =====================   ===================

    Bankruptcy Court Case No.                                          Non-Bankrupt Companies
                                                                       ----------------------
                                       GMO             ITB       ITB             GSRT          HOLDFREE        MGMT
                                       Travel          Racing    Mgmt         RACE TRACK      RACE TRACK        INC         TOTAL
                                       ----------  -----------   -----------  -------------   --------------  ------  --------------
 CURRENT LIABILITIES:
    Accounts Payable                  $  (53,658) $    73,998  $          -  $           -  $             -  $    -  $    1,948,388
    Accrued Expenses                    (101,676)                   221,937                                               3,415,421
    DIP Financing                                                                                                         2,905,331
    Net Liabilities of Discontinued
     Operations - Current                                                          209,200          211,000                 420,200
                                       ----------  -----------   -----------  -------------   --------------  ------  --------------
         TOTAL CURRENT LIABILITIES      (155,334)      73,998       221,937        209,200          211,000       -       8,689,340
                                       ----------  -----------   -----------  -------------   --------------  ------  --------------


                                       ----------  -----------   -----------  -------------   --------------  ------  --------------
 LIABILITIES SUBJECT TO COMPRIMISE:                  (227,877)    1,017,500                                              55,566,976
                                       ----------  -----------   -----------  -------------   --------------  ------  --------------

 DEFERRED INCOME                               -            -             -      1,439,950                -       -       1,439,950
                                       ----------  -----------   -----------  -------------   --------------  ------  --------------

 COMMITMENTS AND CONTINGENCIES                 -            -             -              -                -       -               -
                                       ----------  -----------   -----------  -------------   --------------  ------  --------------

    Due To/(From) Affiliates                                                                       (292,919)                      1
                                       ----------  -----------   -----------  -------------   --------------  ------  --------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
      $100.00 Par Value                                                                                                  36,284,375
    Series B Preferred Stock
      $10.00 Par Value                                                                                                    5,000,000
    Common Stock $2.00 Par Value             200                     12,500          1,000           25,400              24,565,125
    Capital in Excess of Par                                        (39,990)  (163,295,651)       3,014,939              24,232,083
    Retained Earnings (Deficit)          134,538      153,213    (1,209,010)   161,645,836       (2,958,320)           (124,444,181)
                                       ----------  -----------   -----------  -------------   --------------  ------  --------------
         TOTAL                           134,738      153,213    (1,236,500)    (1,648,815)          82,019       -     (34,362,598)
                                       ----------  -----------   -----------  -------------   --------------  ------  --------------

    LESS:
       Treasury Stock                          -            -             -              -                -       -         457,538
                                       ----------  -----------   -----------  -------------   --------------  ------  --------------
         TOTAL STOCKHOLDERS' EQUITY      134,738      153,213    (1,236,500)    (1,648,815)          82,019       -     (34,820,136)
                                       ----------  -----------   -----------  -------------   --------------  ------  --------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY               $  (20,596) $      (666) $      2,937  $         335  $           100  $    -  $   30,876,131
                                       ==========  ===========   ===========  =============   ==============  ======  ==============

    Unaudited Internally Generated Report Subject To Amending Adjustments

    These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

    On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 4/1/2008 AND ENDING 4/30/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE ONE MONTH ENDED APRIL 27, 2008
                                   (Unaudited)

    Bankruptcy Court Case No.           06-16441-BKC-PGH        06-16354-BKC-PGH        06-16351-BKC-PGH        06-16350-BKC-PGH
                                                                 Royal Star              ITG Palm
                                         ITB, Inc.               Entertainment, LLC      Beach, LLC              ITGV, Inc.
                                        --------------------   ---------------------   ---------------------   ---------------------
 OPERATING REVENUES:
    Gaming                            $                   -  $                    -  $                    -  $            1,771,708
    Fare                                                  -                       -                       -                  71,488
    On Board                                              -                       -                       -                 116,411
    Other                                                 -                       -                       -
                                        --------------------   ---------------------   ---------------------   ---------------------
    NET OPERATING REVENUES                                -                       -                       -               1,959,607
                                        --------------------   ---------------------   ---------------------   ---------------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                                                                                                  279,425
    Fare                                                                                                                    341,566
    On Board                                                                                                                339,686
    Maritime & Legal Expenses                                                                                               704,475
    G & A Expenses -
      Palm Beach Princess                                                                                                   281,325
    G & A Expenses - Parent                            (222)
    Development Costs                                                             -                  43,903
    Impairment of Assets
    Depreciation & Amortization                                                                                              17,917
                                        --------------------   ---------------------   ---------------------   ---------------------
    TOTAL OPERATING COSTS AND EXPENSES                 (222)                      -                  43,903               1,964,394
                                        --------------------   ---------------------   ---------------------   ---------------------

 OPERATING INCOME (LOSS)                                222                       -                 (43,903)                 (4,787)
                                        --------------------   ---------------------   ---------------------   ---------------------

 OTHER INCOME (EXPENSE):
    Interest Income                                                                                                             667
    ITG Vegas Bankruptcy Costs                                                                       (5,000)               (150,400)
    Elimination of Inter-
     Company Balances                                  (163)                      -
    Forgiveness of Debt                                                           -                                           1,390
                                        --------------------   ---------------------   ---------------------   ---------------------
    TOTAL OTHER INCOME (EXPENSE)                       (163)                      -                  (5,000)               (148,343)
                                        --------------------   ---------------------   ---------------------   ---------------------

 INCOME (LOSS)  BEFORE TAX PROVISION                     59                       -                 (48,903)               (153,130)
    LESS: State Income Tax Expense                        -                       -                       -                       -
                                        --------------------   ---------------------   ---------------------   ---------------------

 NET INCOME (LOSS)                    $                  59  $                    -  $              (48,903) $             (153,130)
                                        ====================   =====================   =====================   =====================

    Bankruptcy Court Case No.           06-16357-BKC-PGH        06-16356-BKC-PGH
                                               ITGDC                   Orion
                                        ---------------------   -------------------
 OPERATING REVENUES:
    Gaming                            $                    -  $                  -
    Fare                                                   -                     -
    On Board                                               -                     -
    Other                                                  -                     -
                                        ---------------------   -------------------
    NET OPERATING REVENUES                                 -                     -
                                        ---------------------   -------------------

 OPERATING COSTS AND EXPENSES:
    Gaming
    Fare
    On Board
    Maritime & Legal Expenses
    G & A Expenses -
      Palm Beach Princess
    G & A Expenses - Parent
    Development Costs
    Impairment of Assets
    Depreciation & Amortization
                                        ---------------------   -------------------
    TOTAL OPERATING COSTS AND EXPENSES                     -                     -
                                        ---------------------   -------------------

 OPERATING INCOME (LOSS)                                   -                     -
                                        ---------------------   -------------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses
    Interest Income
    ITG Vegas Bankruptcy Costs
    Elimination of Inter-
     Company Balances
    Forgiveness of Debt
                                        ---------------------   -------------------
    TOTAL OTHER INCOME (EXPENSE)                           -                     -
                                        ---------------------   -------------------

 INCOME (LOSS)  BEFORE TAX PROVISION                       -                     -
    LESS: State Income Tax Expense                         -                     -
                                        ---------------------   -------------------

 NET INCOME (LOSS)                    $                    -  $                  -
                                        =====================   ===================

    Bankruptcy Court Case No.                                               Non-Bankrupt Companies
                                                                            ----------------------
                                                                                   GSRT        HOLDFREE
                                        GMO Travel   ITB Racing     ITB Mgmt    RACE TRACK    RACE TRACK    MGMT INC      TOTAL
                                       -----------  ------------   ----------  ------------   -----------  ----------  -----------
 OPERATING REVENUES:
    Gaming                            $         -  $          -  $         -  $          -  $          -  $        -  $ 1,771,708
    Fare                                        -             -            -             -             -           -       71,488
    On Board                                    -             -            -             -             -           -      116,411
    Other                                   1,610             -            -             -             -           -        1,610
                                       -----------  ------------   ----------  ------------   -----------  ----------  -----------
    NET OPERATING REVENUES                  1,610             -            -             -             -           -    1,961,217
                                       -----------  ------------   ----------  ------------   -----------  ----------  -----------

 OPERATING COSTS AND EXPENSES:
    Gaming                                                                                                                279,425
    Fare                                                                                                                  341,566
    On Board                                                                                                              339,686
    Maritime & Legal Expenses                                                                                             704,475
    G & A Expenses -
      Palm Beach Princess                     443                                                                         281,768
    G & A Expenses - Parent                                                                                                  (222)
    Development Costs                                                                                                      43,903
    Impairment of Assets                                                                                                        -
    Depreciation & Amortization                                                                                            17,917
                                       -----------  ------------   ----------  ------------   -----------  ----------  -----------
    TOTAL OPERATING COSTS AND EXPENSES        443             -            -             -             -           -    2,008,518
                                       -----------  ------------   ----------  ------------   -----------  ----------  -----------

 OPERATING INCOME (LOSS)                    1,167             -            -             -             -           -      (47,301)
                                       -----------  ------------   ----------  ------------   -----------  ----------  -----------

 OTHER INCOME (EXPENSE):
    Interest Income                                                                                                           667
    ITG Vegas Bankruptcy Costs                                                                                           (155,400)
    Elimination of Inter-
     Company Balances                                                                                                        (163)
    Forgiveness of Debt                                                                                                     1,390
                                       -----------  ------------   ----------  ------------   -----------  ----------  -----------
    TOTAL OTHER INCOME (EXPENSE)                -             -            -             -             -           -     (153,506)
                                       -----------  ------------   ----------  ------------   -----------  ----------  -----------

 INCOME (LOSS)  BEFORE TAX PROVISION        1,167             -            -             -             -           -     (200,807)
    LESS: State Income Tax Expense              -             -            -             -             -           -            -
                                       -----------  ------------   ----------  ------------   -----------  ----------  -----------

 NET INCOME (LOSS)                    $     1,167  $          -  $         -  $          -  $          -  $        -  $  (200,807)
                                       ===========  ============   ==========  ============   ===========  ==========  ===========

    Unaudited Internally Generated Report Subject To Amending Adjustments

    These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

    On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.